UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

Great Elm Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01211	81-2621577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 PGA Blvd., Suite 603 Palm Beach Gardens, Florida	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	GECC	Nasdaq Global Market
6.75% Notes due 2025	GECCM	Nasdaq Global Market
5.875% Notes due 2026	GECCO	Nasdaq Global Market
8.75% Notes due 2028	GECCZ	Nasdaq Global Market
8.50% Notes due 2029	GECCI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events

On September 12, 2024, Great Elm Capital Corp. (the “Company”) caused notices to be issued to the holders of its 6.75% Notes due 2025 (CUSIP No. 390320 406; NASDAQ: GECCM) (the “Notes”) regarding the Company’s exercise of its conditional option to redeem, in whole, the issued and outstanding Notes, pursuant to Section 1104 of the Indenture, dated as of September 18, 2017, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as trustee (the “Trustee”), and Section 1.01(h) of the Second Supplemental Indenture, dated as of January 19, 2018, by and between the Company and the Trustee. The Company will redeem all of the issued and outstanding Notes on October 12, 2024 (the “Redemption Date”), subject to the condition precedent that the Company closes its public offering of 8.125% Notes due 2029 (the “2029 Notes Offering”). At the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the date of the notices to the holder of the Notes) as the 2029 Notes Offering has been completed, or the redemption of the Notes may not occur and the notices to the holder of the Notes may be rescinded if the 2029 Notes Offering is not completed by the Redemption Date or by the date to which the Redemption Date is delayed. The Notes will be redeemed at 100% of their principal amount, plus accrued and unpaid interest thereon from September 30, 2024, through, but excluding, the Redemption Date. A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Conditional Notice of Redemption to Holders of the 6.75% Notes due 2025

104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: September 13, 2024	By:	/s/ Keri A. Davis
	Name:	Keri A. Davis
	Title:	Chief Financial Officer